SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 24, 2008
United Bankshares, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 United Center
500 Virginia Street, East
Charleston, West Virginia 25301

(Address of Principal Executive Offices)
(304) 424-8800

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On November 24, 2008, to address Internal Revenue Code Section 409A, the Board of Directors of United Bankshares, Inc. (United) approved the amendment and restatement of the following compensatory arrangements of certain officers and directors of United in the forms attached hereto as Exhibits 10.1 through 10.11. The amendments to these agreements do not materially affect the scope or amount of benefits the officers are entitled to receive under their respective arrangements, but may affect the time and form of payment.
     The amendments make definitional changes as appropriate such as adding or revising definitions of terms such as “Change in Control,” “Separation from Service” and “Disability” to conform to requirements of Internal Revenue Code Section 409A. Many of the amendments also add Internal Revenue Code Section 409A compliant provisions respecting timing of payment of expense reimbursements, in-kind benefits and in the case of the Third Amended Employment Agreement for Richard M. Adams, gross-up payments.
     In several instances, the document or plan offered choices respecting timing or form of payment not permitted under Internal Revenue Code Section 409A and the impermissible choices are revised or removed by the amendments. Provision for a ‘six month delay’ for certain payments on ‘Separation from Service’ of a ‘Specified Employee’ has also been added in many of the amendments where applicable, to comply with the requirements of Internal Revenue Code Section 409A.
     In the case of Donald L. Unger, certain oral arrangements are now set forth in writing in his Amended and Restated Employment Agreement and the time and form of payment of his benefit under the Amended and Restated Deferred Compensation Agreement has been revised to conform to the time and form of payment of the Second Amended and Restated United Bankshares, Inc. Non-Qualified Retirement and Savings Plan, due to possible application of certain ‘aggregation’ rules under Internal Revenue Code Section 409A.
     Section 409A changed the income tax treatment of nonqualified deferred compensation plans and imposed new requirements on both the terms and operations of such plans. Although Section 409A’s provisions have been on effect since 2005, and employers have been required to operate in good faith since that time, final regulations under Section 409A were not issued until 2007. Companies must amend affected nonqualified compensation plans by December 31, 2008, to ensure they comply with Section 409A and the Section 409A final regulations.
     The following material agreements have been amended to comply with Section 409A:
(1)	Third Amended Employment Agreement for Richard M. Adams, Chairman of the Board and Chief Executive Officer.

(2)	Amended and Restated Employment Agreement for Donald L. Unger, Director.

(3)	Second Amended and Restated United Bankshares, Inc. Non-Qualified Retirement and Savings Plan.

(4)	Second Amended and Restated Supplemental Retirement Agreement for Richard M. Adams, Chairman of the Board and Chief Executive Officer.

(5)	Form of the Amendment and First Restatement of the United Bankshares, Inc. Supplemental Executive Retirement Agreement (Tier 1 SERP) for Steven E. Wilson, Chief Financial Officer; James B. Hayhurst, Jr., Executive Vice-President and Joe L. Wilson, Executive Vice-President.

(6)	Form of the Amendment and First Restatement of the United Bankshares, Inc.

Supplemental Executive Retirement Agreement (Tier 2 SERP) for Richard M. Adams, Jr., Executive Vice-President and James J. Consagra, Jr., Executive Vice-President.

(7)	Amendment and Restated Supplemental Executive Retirement Agreement: The Marathon Bank for Donald L. Unger, Director.

(8)	Amended and Restated Deferred Compensation Agreement for Donald L. Unger, Director.

(9)	Amended and Restated Change of Control Agreement for Steven E. Wilson, Chief Financial Officer; Richard M. Adams, Jr., Executive Vice-President; James B. Hayhurst, Jr., Executive Vice-President; James J. Consagra, Jr., Executive Vice-President and Joe L. Wilson, Executive Vice-President.

(10)	Amended and Restated United Bankshares, Inc. Management Stock Bonus Plan.

(11)	First Amendment to Life Insurance Endorsement Split Dollar Plan Management Agreement: The Marathon Bank for Donald L. Unger, Director.
     In addition, the Board of Directors approved a Deferred Compensation Plan for the Directors of United as well as for the directors of its two banking subsidiaries, United Bank, Inc. and United Bank (the Plan). Under the Plan, any director may defer all or any portion of his or her fees for board service. A participant’s deferral account will be held in trust by United until distribution. Amounts deferred under the Plan will be payable twelve months after separation from service in either a single lump sum payment or equal monthly, quarterly or annual installment payments over a period of not more than five years. The following forms for the Plan are attached hereto as Exhibits 10.12 and 10.13:
(12)	United Bankshares, Inc., United Bank, Inc. and United Bank Deferred Compensation Plan for Directors.

(13)	United Bankshares, Inc., United Bank, Inc. and United Bank Rabbi Trust Agreement for Deferred Compensation Plan for Directors.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

10.1	Third Amended Employment Agreement for Richard M. Adams, Chairman of the Board and Chief Executive Officer.

10.2	Amended and Restated Employment Agreement for Donald L. Unger, Director.

10.3	Second Amended and Restated United Bankshares, Inc. Non-Qualified Retirement and Savings Plan.

10.4	Second Amended and Restated Supplemental Retirement Agreement for Richard M. Adams, Chairman of the Board and Chief Executive Officer.

Exhibit No.	Description
10.5	Form of the Amendment and First Restatement of the United Bankshares, Inc. Supplemental Executive Retirement Agreement (Tier 1 SERP) for Steven E. Wilson, Chief Financial Officer; James B. Hayhurst, Jr., Executive Vice-President and Joe L. Wilson, Executive Vice-President.

10.6	Form of the Amendment and First Restatement of the United Bankshares, Inc. Supplemental Executive Retirement Agreement (Tier 2 SERP) for Richard M. Adams, Jr., Executive Vice-President and James J. Consagra, Jr., Executive Vice-President.

10.7	Amendment and Restated Supplemental Executive Retirement Agreement: The Marathon Bank for Donald L. Unger, Director.

10.8	Amended and Restated Deferred Compensation Agreement for Donald L. Unger, Director.

10.9	Amended and Restated Change of Control Agreement for Steven E. Wilson, Chief Financial Officer; Richard M. Adams, Jr., Executive Vice-President; James B. Hayhurst, Jr., Executive Vice-President; James J. Consagra, Jr., Executive Vice-President and Joe L. Wilson, Executive Vice-President.

10.10	Amended and Restated United Bankshares, Inc. Management Stock Bonus Plan.

10.11	First Amendment to Life Insurance Endorsement Split Dollar Plan Management Agreement: The Marathon Bank for Donald L. Unger, Director.

10.12	United Bankshares, Inc., United Bank, Inc. and United Bank Deferred Compensation Plan for Directors.

10.13	United Bankshares, Inc., United Bank, Inc. and United Bank Rabbi Trust Agreement for Deferred Compensation Plan for Directors.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.
Date: November 26, 2008	By:	/s/ Steven E. Wilson
Steven E. Wilson, Executive Vice President,
Treasurer, Secretary and Chief Financial Officer